www.bankrate.com

FOR IMMEDIATE RELEASE

BANKRATE ANNOUNCES TWO ACQUISITIONS
INSUREME, INC.
LOWER FEES, INC.
 Conference Call Scheduled for 4:30 PM Eastern Time Today

New York, NY - February 5, 2007 - Bankrate, Inc. (NASDAQ: RATE) announced today it has acquired the assets of two companies in separate transactions, InsureMe, Inc. (“InsureMe”) based in Englewood, CO, and Lower Fees, Inc. (“Fee Disclosure”), which operates feedisclosure.com and is located in Westlake Village, CA. The acquisitions were completed on February 5, 2008.

InsureMe (www.insureme.com) operates a Web site and a network of hundreds of affiliates that offer consumers competitive insurance rates for auto, home, life, health and long term care. The Company is a marketing resource for thousands of insurance providers across the nation. InsureMe makes money by selling consumer leads to insurance providers, who in turn, provide consumers quotes for a variety of insurance products. The purchase price for InsureMe was $65 million in cash with an additional $20 million in cash in a potential earn-out based on achieving specific financial performance metrics over the next two years.

“We’ve talked in the past about our interest in extending our footprint into this important vertical channel,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “InsureMe is a great asset with which to broaden our consumer offering,” Mr. Evans added.

InsureMe is managed by Tim McTavish, who founded the company in 1993. InsureMe will continue to operate out of the company’s headquarters in Englewood, CO. Tim McTavish will continue to run the business.

“Joining forces with Bankrate will help bring InsureMe to the next level in helping consumers find the best rates on insurance,” said Tim McTavish, President of InsureMe. “We’re excited to join Bankrate; this transaction will help us to grow our business and continue to provide valuable services to consumers,” Mr. McTavish added.

Fee Disclosure (www.feedisclosure.com) empowers consumers with comprehensive information on mortgage transaction and closing fees. Fee Disclosure, founded by Mark Zimmerman and Mike Kratzer in 2005, has created an online platform to provide transparency to vendor fees during the mortgage process. The company provides information and rates on a local level for a variety of products including title, inspection escrow, hazard and appraisal fees. Mr. Zimmerman, Mr. Kratzer, and all operations will move to Bankrate’s North Palm Beach, Florida office. The assets of Fee Disclosure were acquired for $2.85 million in cash and a cash earn out based on the net revenue achieved over the next five years.
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“Fee Disclosure brings transparency for consumers to the many fees associated with applying for and closing a mortgage transaction,” said Thomas R. Evans, President and CEO of Bankrate. “In combination with our rate tables, this information provides an important and valuable one-stop shopping opportunity for consumers,” Mr. Evans stated.

“At a time when legislators and regulators are concerned about transparency, our fee information will enhance Bankrate’s offering to consumers,” said Mike Kratzer, President of Fee Disclosure. “Bankrate is the ideal environment for us to leverage our unique content and expertise,” Mr. Kratzer commented.

Increase in 2008 Guidance
Bankrate is revising and increasing its 2008 guidance, which was previously announced during the company’s December 10, 2007 conference call. As a result of the acquisitions of InsureMe and Fee Disclosure, along with the anticipated growth in the company’s core business, Bankrate is now forecasting revenues of between $167 and $172 million dollars, and EBITDA of between $64 and $68 million dollars. The low end of the guidance represents a 75% increase in revenue and a 54% increase in EBITDA in 2008 over 2007.

February 5, 2008 Conference Call Interactive Dial-In and Webcast Information:
To participate in the teleconference please call: (877) 545-1490. International participants may dial: (719) 325-4930. Please access at least 10 minutes prior to the time the conference is set to begin. A Webcast of this call can be accessed at Bankrate’s Web site: http://investor.bankrate.com/events.cfm.

Replay Information:
A replay of the conference call will be available beginning February 5, 2008, 7:30 p.m. ET/ 4:30 p.m. PT through February 19, 2008. To listen to the replay, call (888)203-1112 and use the passcode: 2487475. International callers should dial (719) 457-0820 and use the passcode: 2487475.

About InsureMe
InsureMe, an Englewood, Colorado-based company, links insurance agents and consumers nationwide through its Web site and hundreds of affiliate partners. Since 1993, InsureMe has helped millions of people find insurance coverage while providing thousands of agents with high quality, real-time leads.

About Fee Disclosure
Based in Westlake Village, California, Fee Disclosure has developed a patent pending online portal to create an open marketplace to break down complicated vendor fees associated with the mortgage process. Fee Disclosure empowers consumers with comprehensive information to make smart real estate decisions and reduce their real estate and mortgage transaction costs. The company’s systems promotes and markets local real estate service providers.

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About Bankrate, Inc.
Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2006, Bankrate.com had nearly 53 million unique visitors. Bankrate provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal and The New York Times (NYSE: NYT). Bankrate's information is also distributed through more than 400 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates Bankrate Select, an Internet lead aggregator, Mortgage-calc.com, which provides consumers with financial calculators, Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information, Nationwide Card Services (NCS), which markets a comprehensive line of consumer and business credit cards via the Internet and Savingforcollege.com, the premier Internet destination for objective information about 529 college savings plans.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our Web site, interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, our need and ability to obtain additional equity or debt financing, consumers’ increasing acceptance of the Internet as a medium for obtaining financial product information, the ability of consumers to access our online network through non-PC devices, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, the impact of resolution of lawsuits to which we are a party, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in, monetary and fiscal policies of the United States government, the effect of changes in the stock markets and other capital markets, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, technological changes, changes in consumer spending and saving habits, the concentration of ownership of our common stock, the effect of provisions in our Articles of Incorporation, Bylaws and certain laws on change-in-control transactions, fluctuating results of operations , and the accuracy of our financial statement estimates and assumptions. These and additional important factors to be considered are set forth under “Introductory Note”, "Item 1A. Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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For more information contact:
Bruce J. Zanca
SVP, Chief Marketing and Communications Officer
bzanca@bankrate.com
(917) 368-8648